Exhibit 99.2

AMAG Pharmaceuticals JP Morgan Healthcare Conference January 2014

Forward Looking Statements 1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to: statements regarding (i) our new strategic plan; (ii) market growth opportunity and demand for Feraheme; (iii) commercial opportunities for Feraheme, including our account base and use by hospitals; (iv) growth in Feraheme’s current indication; (v) plans for the broader iron deficiency anemia indication for Feraheme in the U.S. and Rienso in the EU, if approved, and the expected timing of regulatory action; (vi) plans and strategies for MuGard, including its growth opportunity; (vii) our business development goals and opportunities; (viii) the impact of business development transactions on EBITDA; (ix) our ability to optimize after-tax cash flows with business development transactions; (x) expectations that more than 50% of our revenues will be attributable to new products by 2018;  (xi) statements regarding the potential size and expansion of the U.S. IV iron market opportunity and patient population, and shifting practice patterns in the IV iron market; (xii) plans to optimize net revenue per gram; (xiii) plans to drive MuGard growth across the oral mucositis patient population; (xiv) our ability to operate the business with financial discipline, identify unique in-license/acquisition candidates and leverage our balance sheet strength; (xv) our expected financial results for 2013, including revenues, operating expenses and cost of goods sold; (xvi) our expected cash and investments balance for 2013; (xvii) our 2014 goals; and (xviii) our statement that AMAG is well positioned for success in 2014 and beyond are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.  Such risks and uncertainties include: (1) uncertainties regarding our sNDA and our ability to obtain regulatory approval for Feraheme in the U.S. and Canada, and Rienso outside of the U.S. and Canada, in the broader IDA indication , (2) our ability to successfully and timely complete clinical development programs, (3) uncertainties regarding our and Takeda Pharmaceutical’s ability to successfully compete in the intravenous iron replacement market both in the  U.S. and outside the U.S., including the EU, (4) the possibility that significant safety or drug interaction problems could arise with respect to Feraheme/Rienso, (5) uncertainties regarding the manufacture of Feraheme/Rienso or MuGard, (6) uncertainties relating to our patents and proprietary rights both in the  U.S. and outside the  U.S., (7) the risk of an Abbreviated New Drug Application (ANDA) filing following the FDA’s recently published draft bioequivalence recommendation for ferumoxytol, (8) uncertainties regarding our ability to compete in the oral mucositis market in the U.S. and (9) other risks identified in our filings with the U.S. Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and subsequent filings with the SEC.  We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.   We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Mission: Build a Profitable, Multi-product Specialty Pharmaceutical Company  Commercial Infrastructure Focus on Hematology/Oncology, Hospital and Nephrology Strong Balance Sheet Experienced Management Team Feraheme® U.S. CKD Business Feraheme IDA label Expansion* IV Iron Market Expansion Feraheme Geographic Expansion Product #3 2 ☒ MuGard® Product #4 *Pending sNDA Approval

2013 IN REVIEW

2013 Performance Outstanding 2013 financial performance Feraheme revenue +28% vs. 2012 Operating expenses -7% vs. 2012 First positive cash flow in company history in second half (3Q & 4Q) of 2013 Record-breaking Feraheme performance In-market physician demand +20% vs. 2012 Evolution index of 113, gaining share of a growing market Published key data from Feraheme clinical development program First business development deal completed with license of MuGard® Hired key executives to leadership team New heads of Commercial, Development & Regulatory and Medical Affairs Developed 5-year strategic plan Key long-term financial metrics established 4

Feraheme 2013 Performance 5 Net ex-factory sales ($ in millions)

Feraheme Demand* Growth by Segment 6 2013 Results 20% increase in Feraheme provider demand 113 evolution index *Source: IMS Health Data.

Outstanding Preliminary 2013 Results 7  * Includes the impact of upfront costs of the MuGard licensing transaction; also includes $2.9 million of restricted cash as of 12/31/13. ($ in millions)  Original 2013 Guidance 3Q13 Updated Guidance 2013 Preliminary Results (unaudited) U.S. net Feraheme sales $63 - $67    $69 - $71 $71.0 – $71.5  Total revenues $73 - $77 $78 - $81                        $80.5 – $81.0 Feraheme COGS (% of global net sales) 14% - 18% 15% - 17% 15% – 17% Operating expenses $78 - $82 $76 - $80 $79.5 – $81.0 Cash and investments $206 - $211 $209 - $213 $216.7*

Recent Improvement in Net Revenue per Gram of Feraheme 8  Realizing benefit of change to pricing strategy implemented in mid-2012 Reversed historically deteriorating net revenue per gram in 2012  * Net price per gram is calculated by deducting estimated fees, discounts, rebates, and returns from the wholesale acquisition cost (list price) per gram of Feraheme. See AMAG’s quarterly filings with the SEC for more information related to the Company’s gross to net sales adjustment.       Trendline

Key Financial Metrics: Positive Trends 2011 - 2013 9 Revenues ($ in millions) Expenses ($ in millions) $130

10 New Strategic Plan GROWING Drive revenue growth by optimizing the performance of Feraheme in CKD Enhance label and expand into new markets amag PHARMACEUTICALS

Feraheme: 1–2–3

1 gram, 2 doses, 3 days apart

Attribute	Feraheme One-gram Dose
Dosing[1] Schedule:	2 x 510 mg doses
Delivery:	Infusion or Rapid IV Injection
Regimen (1 g):	2 treatments, 3 to 8 days apart
Observation Period:	30 minutes post dosing

Infusion option added to Feraheme label, Dec. 23, 2013


Feraheme
Feraheme
ferumoxytol
injection

[1] One gram of IV iron is the usual therapeutic course and that which was studied in the Feraheme clinical trials.

Feraheme Indication and Contraindications:
Feraheme® (ferumoxytol) Injection for Intravenous (IV) is indicated for the treatment of iron deficiency anemia in adult patients with chronic kidney disease. Feraheme is contraindicated in patients with known hypersensitivity to Feraheme or any of its components. **Serious hypersensitivity reactions, including anaphylactic-type reactions, some of which have been life-threatening and fatal, have been reported in patients receiving Feraheme. Anaphylactic type reactions, presenting with cardiac/ cardiorespiratory arrest, clinically significant hypotension, syncope, and unresponsiveness have been reported in the post-marketing experience.** In clinical trials, the most commonly occurring adverse reactions for Feraheme-treated patients were diarrhea, nausea, dizziness, hypotension, constipation and peripheral edema. A full list of adverse events can be found in the full prescribing information for Feraheme. For full prescribing information, please visit www.feraheme.com.

Copyright © 2014 AMAG Pharmaceuticals, Inc. All Rights Reserved.

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U.S. IV Iron Market: Competitive Landscape 12 *Aggregate of Ferrlecit Brand + Generic Ferric Gluconate Source: IMS DDD Data thru week ending 12/20/13 2013 Share of ~860,000 Gram Non-dialysis Market

Today’s Feraheme Commercial Opportunity 13 Sources: U.S. Census; U.S. Renal Data System, USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. Clin J Am Soc Nephrol. 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $550/gram. 270,000 patients (430,000 grams) + $250 million Feraheme potential Today’s Opportunity  Hematology/Oncology Strong Feraheme share in CKD Loyal and growing account base  Hospitals Adoption and share increasing IDA IDA-CKD

Today's Commercial Objective:
Increase Share of Current CKD IV Iron Market


270,000 patients
(430,000 grams)
+ $250 million
Feraheme
potential
Significant
growth
opportunity in
current
indication
IDA
IDA-CKD
~30%
Feraheme

Sources: U.S. Census; U.S. Renal Data System, *USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States*, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. *Clin J Am Soc Nephrol.* 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $550/gram.

Copyright © 2014 AMAG Pharmaceuticals, Inc. All Rights Reserved.

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15 Sources: U.S. Census; U.S. Renal Data System, USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. Clin J Am Soc Nephrol. 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $550/gram. 540,000 patients (860,000 grams) + $500 million Feraheme potential IDA IDA-CKD Label Expansion Opportunity*  Same call audience: Hematology/Oncology Expand use to all IDA patients in current accounts Convert single IV iron stockers to Feraheme  Hospitals Expand use to all IDA patients in   current accounts Continue to gain new accounts Planning for Potential Label Expansion*:  Gain Additional Share of IV Iron Market *Pending sNDA Approval

Date Status December 2012 sNDA for broader IDA indication filed September 2013 FDA informed AMAG that they were not ready to enter labeling negotiations due to deficiencies  October 2013 FDA extended the PDUFA action date to January 21, 2014 January 7, 2014 FDA informed AMAG that they were actively reviewing the application; label negotiations had not begun Feraheme sNDA Update 16

Opportunity: Grow IV Iron Market 17 IV Iron  IDA* IV Iron  IDA-CKD 4,000,000 patients diagnosed with IDA placed on oral iron therapy IV Iron  IDA-CKD IV Iron  IDA* *Pending sNDA Approval Oral  Iron  IDA* Oral  Iron  IDA-CKD 4,000,000 patients diagnosed with IDA placed on oral iron therapy Women’s Health Rheumatology Oncology Gastroenterology

Growth through International Expansion 18 Approved for CKD indication in Europe and Canada Launches began in 4Q12 June 2013 filing for IDA in Europe File action anticipated mid-2014 (milestone payment upon approval) Takeda Deal terms: $60 million up-front payment $186 million in milestones remaining Royalties on sales: tiered, double-digit

MuGard: AMAG’s Commercial Progress 19 Launched late in 3Q13 by AMAG New marketing materials developed, including HCP brochures, patient materials, reimbursement information and starter kits Conducted comprehensive field training MuGard HCP targets have high overlap with existing Feraheme targets  Supplemented by other productive specialties, such as Rad-Oncs AMAG market research indicates: MuGard users are very satisfied with MuGard Once HCPs try MuGard, they intend to prescribe it more MuGard reps are highly valued by the clinicians MuGard demand (bottles) increased 22% from 3Q13 to 4Q13 Sources: IMS NPA, Ex-Factory Sales, Wholesaler/Spec Pharmacy Outflow & Inventory

MuGard’s Road To Success In 2014 20 Strategies Success Factors

21 New Strategic Plan GROWING Drive revenue growth by optimizing the performance of Feraheme in CKD Enhance label and expand into new markets BUILDING

Build our future by expanding our product portfolio Example: Leverage AMAG’s current oncology call-point with cancer supportive care product => MuGard  Initial focus on commercial stage products (2-3 additional products by 2018) Example: Acquire commercial gastroenterology (therapeutic area of strategic interest) product and specialty sales force  Example: Acquire commercial company with a U.S. hospital product, company HQ based outside the U.S.  Opportunistically evaluate late-stage development products  Example: License commercial specialty hematology product with label expansion potential  New products expected to contribute >50% of revenues by 2018 Example:     BUILDING: Business Development Initiatives are a Priority 22

Targeted Business Development 23 Financial Similarly sized (or smaller) specialty company Eliminate overlapping infrastructure and increase EBITDA Examine transactions to optimize after-tax cash flows  Bulls-Eye Hem/onc or hospital company or product $10 MM–$60 MM/yr. revenue potential IP runway Immediately accretive Strategic Opportunities aligned with Feraheme  growth strategy (e.g., GI, Rheum)

24 New Strategic Plan AMAG is a rapidly growing, specialty pharmaceutical company, supported by a talented and passionate workforce. Our primary goal is to bring to market therapies that provide clear benefits and improve patients’ lives. GROWING Drive revenue growth by optimizing the performance of Feraheme in CKD  Enhance label and expand into new markets BUILDING Build our future by expanding our product portfolio Initial focus on commercial stage products Opportunistically consider late-stage development products  Goal: new products to contribute >50% of revenues by 2018 TOGETHER Leverage infrastructure, maximize impact of employees and build new capabilities when needed Embed new corporate vision and values into culture at AMAG

2014 Goals Maximize Feraheme opportunities Drive market share and market growth within current U.S. IDA-CKD indication Optimize net revenue per gram Potential label expansion: IDA (non-CKD) oral iron failures Expected FDA action – January 21, 2014 Expected EU action – mid-2014 Pursue IV iron market expansion initiatives  Drive MuGard growth across oral mucositis patient population  Continue to operate the business with financial discipline  Execute additional, quality business development transactions Continue to identify unique in-license/acquisition candidates Leverage balance sheet strength to consummate additional business development deals 25

Well positioned for success in 2014. . . and beyond.